Exhibit 10.1(k)


                    AMENDED AND RESTATED COLLATERAL AGREEMENT

                  AMENDED AND RESTATED COLLATERAL AGREEMENT, dated as of March 7, 2000, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of CITIBANK, N.A., as Documentation Agent (in such capacity, the "Documentation Agent") for the banks and other financial institutions (the "Lenders") from time to time parties to the Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Hexcel Corporation (the "Company") and the Foreign Borrowers from time to time party thereto (together with the Company, the "Borrowers"), the Lenders, the Documentation Agent and Credit Suisse First Boston, as Administrative Agent (the "Administrative Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Lenders have agreed to make extensions of credit from time to time to the Borrowers pursuant to the Credit Agreement;

                  WHEREAS, each Grantor will directly and indirectly benefit from the loans and other financial accommodations made to the Borrowers pursuant to the Credit Agreement;

                  WHEREAS, the Grantors are parties to the Collateral Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "Existing Collateral Agreement"), with the Documentation Agent;

                  WHEREAS, it is a condition precedent to the effectiveness of the Third Amendment to the Credit Agreement that the Grantors execute and deliver this Agreement;

                  WHEREAS, the parties to the Existing Collateral Agreement desire to amend the Existing Collateral Agreement, but only upon the terms and subject to the conditions set forth herein, and each of the parties to the Existing Collateral Agreement, for convenience of reference, has agreed to restate the Existing Collateral Agreement as so amended; and

                  WHEREAS, each of the parties hereto is agreeable to the terms and provisions of the Existing Collateral Agreement as amended and restated hereby;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties to the Existing Collateral Agreement agree that the Existing Collateral Agreement shall be and hereby is amended and restated in its entirety and the parties hereto hereby agree as follows:





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                            SECTION 1. DEFINED TERMS

               1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Equipment, Instruments and Inventory.

                  (b) The following terms shall have the following meanings:

                    "Agents": collectively, the Administrative Agent and the Documentation Agent.

                    "Agreement": this Amended and Restated Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                    "Collateral": as defined in Section 3.

                    "Collateral Account": any collateral account established by the Documentation Agent as provided in Section 6.1 or 6.4.

                    "Guarantors": the collective reference to the Company and the Subsidiary Guarantors.

                    "Intercompany Note": each note identified on Schedule 3 and any promissory note evidencing loans made by the Company or any of its Subsidiaries (other than AcquisitionCo or any of its Subsidiaries) to AcquisitionCo or any of its Subsidiaries from the proceeds of the Tranche A Loans and Tranche B Loans and any portion of the Revolving Loans and the European Loans used to finance the Acquisition.

                    "Investment Property": all Pledged Stock and all Pledged Notes.

                    "Issuers": the collective reference to each Grantor's Material Subsidiaries which are organized under the laws of any jurisdiction within the United States of America (other than any such Subsidiary whose sole purpose is holding the Capital Stock of one or more of the Company's Foreign Subsidiaries) and are required to be Grantors hereunder in accordance with Section 13.9 of the Credit Agreement.

                    "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                    "Obligations": as defined in the Credit Agreement.

                    "Pledged Notes": all Intercompany Notes at any time issued to any Grantor.



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                    "Pledged  Stock":  the  shares of  Capital  Stock  listed on
          Schedule 2, together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

                    "Proceeds":  all  "proceeds"  as  such  term is  defined  in
          Section 9-306(1) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                    "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                    "Securities Act": the Securities Act of 1933, as amended.

                  1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c)  Where  the  context  requires,   terms  relating  to  the
Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.


                              SECTION 2. GUARANTEE

                  2.1 Guarantee. (a) The Company hereby irrevocably and unconditionally guarantees to the Documentation Agent, for the benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations), the full and prompt payment when due (whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter) of the Obligations of the Foreign Borrowers (including, without limitation, interest accruing following the commencement of any insolvency or bankruptcy case or proceeding or other similar case or proceeding in respect of any Foreign Borrower, at the applicable rate specified in the Credit Agreement, whether or not such interest is allowed as a claim in such case or proceeding).



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                  (b) Each  Subsidiary  Guarantor  jointly and severally  hereby irrevocably and unconditionally guarantees to the Documentation Agent, for the benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations), the full and prompt payment when due (whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter) of the Obligations (including, without limitation, interest accruing following the commencement of any insolvency or bankruptcy case or proceeding or other similar case or proceeding in respect of any Borrower, at the applicable rate specified in the Credit Agreement, whether or not such interest is allowed as a claim in such case or proceeding).

                  (c) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

                  (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of either Agent or any Lender hereunder.

                  (e) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations (including, without limitation, the obligations of each Guarantor under this Agreement) shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

                  (f) No payment made by the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by the Documentation Agent, the Administrative Agent or any Lender from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

                  2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment and each other Guarantor agrees that it will contribute its proportionate share of such payment to the applicable Guarantor. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Agents and the Lenders, and each Guarantor shall remain liable to the Agents and the Lenders for the full amount guaranteed by such Guarantor hereunder.



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                  2.3 No  Subrogation.  Notwithstanding  any payment made by any
Guarantor hereunder or any set-off or application of funds of any Guarantor by the Agents or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agents or any Lender against the Borrowers or any other Guarantor or any collateral security or guarantee or right of offset held by the Agents or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agents and the Lenders by the Borrowers on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agents and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Documentation Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Documentation Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Documentation Agent may determine.

                  2.4 Amendments, etc. with Respect to the Obligations. To the extent permitted by applicable law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by an Agent or any Lender may be rescinded by such Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by an Agent or any Lender, and the Credit Agreement and the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Documentation Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither any Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.



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                  2.5  Guarantee  Absolute  and  Unconditional.  To  the  extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrowers and any of the Guarantors, on the one hand, and the Agents and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the extent permitted by applicable law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this
Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agents or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrowers or any other Person against the Agents or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Agents or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agents or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agents or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned or repaid in a good faith compromised settlement of a pending avoidance claim by any Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrowers or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrowers or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Documentation Agent without set-off or counterclaim in Dollars at the office of the Documentation Agent located at 399 Park Avenue, New York, New York 10022.


                      SECTION 3. GRANT OF SECURITY INTEREST

                  3.1 Grant of Security Interest. Each Grantor hereby assigns and transfers to the Documentation Agent, and hereby grants to the Documentation Agent, for the ratable benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations), a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:


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                  (a)  all Receivables;

                  (b)  all Equipment;

                  (c)  all Inventory;

                  (d)  all Investment Property;

                  (e)  all books and records pertaining to the Collateral; and

                  (f) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

                  Notwithstanding the foregoing, to the extent that the grant of the security interest specified in this Section 3.1 would otherwise cover Collateral of the Engineered Products Division (the "Division") of the Company, such grant shall not become effective unless and until by September 30, 2000 the Company shall not have completed the sale of the Division for consideration which shall include a cash portion in an amount not less than $150 million of Net Proceeds and satisfied the other requirements of Section 2.1(i) of the Third Amendment to the Credit Agreement. Furthermore, the covenants and representations and warranties contained in this Agreement that relate to any Collateral described in the preceding sentence shall not become effective unless and until the security interest in such assets created hereby shall become effective pursuant to such preceding sentence.

                  Notwithstanding anything to the contrary herein, neither the grant of the security interest specified in this Section 3.1 nor any reference to Collateral contained in this Agreement shall include any Equipment covered by the terms and provisions of the Lease Agreement. For the purposes of the preceding sentence, Equipment shall have the meaning given to such term in the Lease Agreement.


                    SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Agents and each Lender that:


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                  4.1 Title;  No Other Liens.  Except for the security  interest granted to the Documentation Agent for the ratable benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations) pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral attributable to such Grantor free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Documentation Agent, for the ratable benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations), pursuant to this Agreement or as are permitted by the Credit Agreement.

                  4.2 Perfected First Priority Liens. Except in respect of (i) any Instruments, Certificated Securities, Chattel Paper or letters of credit not delivered to the Documentation Agent pursuant to Section 5.1 or (ii) Excluded Equipment and Excluded Inventory as defined in Section 4.4 and (iii) subject to compliance with the Federal Assignment of Claims Act of 1940, as amended, or other similar state statutes as applicable, the security interests granted pursuant to this Agreement (a) constitute, or upon completion of the filings specified on Schedule 6 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Documentation Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Documentation Agent, for the ratable benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations), as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for other Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

                  4.3 Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on Schedule 4.

                  4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment of such Grantor (other than (i) Equipment located at residences of sales employees of such Grantor (the aggregate amount of which shall not exceed $1 million) (the "Excluded Equipment") and (ii) Inventory delivered on consignment to third parties (the aggregate amount of which shall not exceed $5 million) (the "Excluded Inventory") and (iii) mobile goods) are kept at the locations listed on Schedule 5.

                  4.5 Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

                  (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

                  (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.



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                  (d) Such  Grantor is the record and  beneficial  owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

                  (e) The undated stock powers delivered to the Documentation Agent are duly executed and give the Documentation Agent the authority they purport to confer.

                  4.6 Receivables. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Documentation Agent, except for any such Instruments or Chattel Paper that have face amounts less than $2 million in the aggregate at any given time.

                  (b) None of the obligors on any Receivables is a Governmental Authority under the laws of the United States or any jurisdiction therein, except for any such Receivables that do not exceed $2 million in the aggregate at any given time.

                  (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.


                              SECTION 5. COVENANTS

                  Each Grantor covenants and agrees with the Agents and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

                  5.1  Delivery  of  Instruments,  Certificated  Securities  and
Chattel Paper. If any amounts payable under or in connection with any of the Collateral shall be or become evidenced by any Instruments, Certificated Securities or Chattel Paper, such Instruments, Certificated Securities and Chattel Paper shall be immediately delivered to the Documentation Agent, duly indorsed in a manner reasonably satisfactory to the Documentation Agent, to be held as Collateral pursuant to this Agreement. Notwithstanding anything to the contrary herein, the preceding sentence of this Section 5.1 shall not apply to
(a) Instruments, Certificated Securities or Chattel Paper that have face amounts less than $2 million in the aggregate at any given time, except as otherwise required pursuant to Section 5.7 below or (b) letters of credit supporting any payments with respect to any Collateral; provided that, at any time after the occurrence and during the continuance of an Event of Default, at the request of the Documentation Agent, such Instruments, Certificated Securities, Chattel
Paper and any letters of credit supporting any payment with respect to any Collateral shall be immediately delivered to the Documentation Agent, duly indorsed in a manner reasonably satisfactory to the Documentation Agent, to be held as Collateral pursuant to this Agreement.



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                  5.2 Maintenance of Insurance.  (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Documentation Agent and (ii) insuring such Grantor, the Documentation Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Documentation Agent and the Lenders.

                  (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Documentation Agent of written notice thereof, (ii) name the Documentation Agent as insured party or loss payee, (iii) if reasonably requested by the Documentation Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Documentation Agent.

                  (c) At any time after the occurrence and during the continuance of an Event of Default, at the request of the Documentation Agent, the Company shall deliver to the Documentation Agent and the Lenders a written report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Company's audited annual financial statements and such supplemental reports with respect thereto as the Documentation Agent may from time to time reasonably request.

                  5.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                    5.4 Maintenance of Perfected Security Interest; Further Documentation.

                  (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

                  (b) Such Grantor will furnish to the Documentation Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection therewith as the Documentation Agent may reasonably request, all in reasonable detail.




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



                  (c) At any time and from time to time, upon the written request of the Documentation Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Documentation Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property pledged hereunder and any other relevant Collateral, taking any actions necessary to enable the Documentation Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

                  5.5 Changes in Locations, Name, etc. Such Grantor will not, except upon 10 days' prior written notice to the Documentation Agent and delivery to the Documentation Agent of (a) all additional executed financing statements and other documents reasonably requested by the Documentation Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory (other than Excluded Inventory) or Equipment shall be kept:

                  (i)  permit  any  of  the   Inventory   (other  than  Excluded
         Inventory) or Equipment to be kept at a location other than those listed on Schedule 5;

                  (ii) change its jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.3, or

                  (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Documentation Agent in connection with this Agreement would become misleading.

                  5.6 Notices. Such Grantor will advise the Documentation Agent and the Lenders promptly, in reasonable detail, of:

                  (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the Documentation Agent to exercise any of its remedies hereunder; and

                  (b)  of  the   occurrence  of  any  other  event  which  could
reasonably be expected to have a material adverse effect on the security interests created hereby.



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




                  5.7 Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Documentation Agent and the Lenders, hold the same in trust for the Documentation Agent and the Lenders and deliver the same forthwith to the Documentation Agent in the exact form received, duly indorsed by such Grantor to the Documentation Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Documentation Agent so requests, signature guaranteed, to be held by the Documentation Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property pledged hereunder upon the liquidation or dissolution of any Issuer shall be paid over to the Documentation Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property pledged hereunder or any property shall be distributed upon or with respect to the Investment Property pledged hereunder pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Documentation Agent, be delivered to the Documentation Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property pledged hereunder shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Documentation Agent, hold such money or property in trust for the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Documentation Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property pledged hereunder or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property pledged hereunder or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Documentation Agent to sell, assign or transfer any of the Investment Property pledged hereunder or Proceeds thereof.

                  (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Documentation Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

                  5.8 Receivables. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

                  (b) Such Grantor will deliver to the Documentation Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.



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





                         SECTION 6. REMEDIAL PROVISIONS

                  6.1 Certain Matters Relating to Receivables. (a) The Documentation Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to make test verifications of the Receivables in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Documentation Agent may reasonably require in connection with such test verifications.

                  (b) The Documentation Agent hereby authorizes each Grantor to collect such Grantor's Receivables and the Documentation Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Documentation Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Documentation Agent if required, in a Collateral Account maintained under the sole dominion and control of the Documentation Agent, subject to withdrawal by the Documentation Agent for the account of the Lenders only as provided in
Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Documentation Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                  6.2 Communications with Obligors; Grantors Remain Liable. (a) The Documentation Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the Documentation Agent's satisfaction the existence, amount and terms of any Receivables.

                  (b) Upon the request of the Documentation Agent and at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Documentation Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Documentation Agent.



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




                  (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Documentation Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Documentation Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  6.3  Pledged  Stock.  (a)  Unless  an Event of  Default  under
Section 15(a) of the Credit Agreement shall have occurred and be continuing and the Documentation Agent shall have given notice to the relevant Grantor of the Documentation Agent's intent to exercise its corresponding rights pursuant to
Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent not prohibited by the Credit Agreement, and to exercise all voting and corporate rights with respect to the Investment Property pledged hereunder; provided, however, that no vote shall be cast or corporate right exercised or other action taken which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Credit Document.

                  (b) If (x) either (A) an Event of Default under Section 15(a) of the Credit Agreement shall occur and be continuing or (B) the Obligations of any Borrower are accelerated and (y) the Documentation Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors:

                  (i) the Documentation Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property pledged hereunder and make application thereof to the Obligations in such order as the Documentation Agent may determine; and

                  (ii) any or all of the Investment Property pledged hereunder shall be registered in the name of the Documentation Agent or its nominee, and the Documentation Agent or its nominee may thereafter exercise (x) following written notice to the relevant Grantor or Grantors, all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant
         Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property pledged hereunder upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Documentation Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property pledged hereunder with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Documentation Agent may determine);

all without liability except to account for property actually received by it, but the Documentation Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.



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




                  (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Documentation Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property pledged hereunder directly to the Documentation Agent.

                  6.4 Proceeds to be Turned Over To Documentation Agent. If an Event of Default under Section 15(a) of the Credit Agreement shall occur and be continuing and the Administrative Agent shall have so requested in writing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Documentation Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Documentation Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Documentation Agent, if required). All Proceeds received by the Documentation Agent hereunder shall be held by the Documentation Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Documentation Agent in a Collateral Account (or by such Grantor in trust for the Documentation Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

                  6.5 Application of Proceeds. At such intervals as may be agreed upon by the Grantor and the Documentation Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Documentation Agent's election, the Documentation Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Documentation Agent may elect, and any part of such funds which the Documentation Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Documentation Agent to the Grantors or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

                  6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Documentation Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, if an Event of Default under Section 15(a) of the Credit Agreement shall occur and be continuing or the Obligations of any Borrower shall have been accelerated, the Documentation Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person to the extent permitted by applicable law (all and each of which demands, defenses, advertisements and notices  are  hereby  waived),  may in  such  circumstances  forthwith  collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Documentation Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Documentation Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Documentation Agent's request, to assemble the Collateral and make it available to the Documentation Agent at places which the Documentation Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Documentation Agent shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Documentation Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Documentation Agent may elect, and only after such application and after the payment by the Documentation Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the New York UCC, need the Documentation Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Documentation Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition.

                  6.7 Registration Rights. (a) If the Documentation Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Documentation Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Documentation Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Documentation Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Documentation Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (b) Each Grantor recognizes that the Documentation Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Documentation Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

                  (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Documentation Agent and the Lenders, that the Documentation Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges against the Documentation Agent or any Lender which it may acquire under Section 9-112 of the New York UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations subject to
Section 2.1(c) and the reasonable fees and disbursements of any attorneys employed by any Agent or any Lender to collect such deficiency.

                  6.9 Notice to Grantor of Sale. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Documentation Agent will give the Grantor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, the Grantor agrees that any requirements of reasonable notice shall be met if such notice is received by the Grantor as provided in Section
8.2 below at least ten (10) Business Days before the time of the sale or disposition; provided, however, that the Documentation Agent may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

                  6.10 Other Sales. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after the occurrence and during the continuation of an Event of Default set forth in Section 15(a) of the Credit Agreement or upon acceleration of the Obligations of any Borrower, each Grantor agrees that upon the occurrence and during the continuation of an Event of Default, the Documentation Agent may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Documentation Agent may solicit offers to buy the Collateral, or any part of it, from a limited number of investors deemed by the Documentation Agent, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Collateral. If the Documentation Agent solicits such offers from not less than four (4) such investors, then the acceptance by the Documentation Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Collateral; provided, however, that this Section does not impose a requirement that the Documentation Agent solicit offers from four or more investors in order for the sale to be commercially reasonable.


                       SECTION 7. THE DOCUMENTATION AGENT

                  7.1 Documentation Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Documentation Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Documentation Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

                  (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Collateral and file any claim or take any action or proceeding in any court of law or equity or otherwise deemed appropriate by the Documentation Agent for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;

                  (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iii)  execute,  in  connection  with any sale provided for in
         Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

                  (iv) (i) direct any party liable for any payment  under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Documentation Agent or as the Documentation Agent shall direct; (ii) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (v) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (vi) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Documentation Agent may deem appropriate; and (vii) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Documentation Agent were the absolute owner thereof for all purposes, and do, at the Documentation Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Documentation Agent deems necessary to protect, preserve or realize upon the Collateral and the Documentation Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  Anything in this Section 7.1(a) to the contrary notwithstanding, the Documentation Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

                  (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Documentation Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The reasonable expenses of the Documentation Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Documentation Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Documentation Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  7.2 Duty of Documentation Agent. The Documentation Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Documentation Agent deals with similar property for its own account. Neither the Documentation Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Documentation Agent and the Lenders hereunder are solely to protect the Documentation Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Documentation Agent or any Lender to exercise any such powers. The Documentation Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct.

                  7.3 Authority of Documentation Agent. Each Grantor acknowledges that the rights and responsibilities of the Documentation Agent under this Agreement with respect to any action taken by the Documentation Agent or the exercise or non-exercise by the Documentation Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Documentation Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Documentation Agent and the Grantors, the Documentation Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                            SECTION 8. MISCELLANEOUS

                  8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 17.1 of the Credit Agreement.

                  8.2 Notices. All notices, requests and demands to or upon the Documentation Agent or any Grantor hereunder shall be effected in the manner provided for in subsection 17.3 of the Credit Agreement; provided that any such notice, request or demand to or upon any Subsidiary Guarantor shall be addressed to such Subsidiary Guarantor at its notice address set forth on Schedule 1 hereto.

                  8.3 No Waiver by Course of Conduct; Cumulative Remedies. (a) Neither any Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  (b) All rights, remedies and powers provided under this Agreement may be exercised only to the extent that exercise thereof does not violate any applicable provision of law, and all the provisions under this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and (subject to Section 8.8) to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and Agent for all its reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Credit Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to each Lender and of counsel to each of the Agents.

                  (b) Each Guarantor agrees to pay, and to save the Agents and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) Each Guarantor agrees to pay, and to save the Agents and the Lenders and their respective officers, directors, employees, agents, investment advisors which are under common institutional control with a Lender and trustees harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to do so pursuant to subsection 17.6 of the Credit Agreement.

                  (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.

                  8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agents and the Lenders (and their affiliates and subsidiaries which hold Obligations) and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Documentation Agent.

                  8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Documentation Agent, the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Documentation Agent, the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Documentation Agent, the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Documentation Agent, the Administrative Agent or such Lender hereunder and claims of every nature and description of the Documentation Agent, the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Credit Document or otherwise, as the Documentation Agent, the Administrative Agent or such Lender may elect, whether or not the Documentation Agent, the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Documentation Agent, the Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Documentation Agent, the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Documentation Agent, the Administrative Agent or such Lender may have.

                  8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  8.10 Integration. This Agreement and the other Credit Documents represent the agreement of the Grantors, the Documentation Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Documentation Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Credit Documents.

                  8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                    8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Documentation Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  8.13 Acknowledgements. Each Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents to which it is a party;

                  (b) neither any Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Agents and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

                  8.14 Additional Grantors. Each Subsidiary of the Company that is required to become a party to this Agreement pursuant to subsection 13.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

                  8.15 Termination of this Security Agreement; Release of Collateral. (a) The pledge made and the security interest granted by the Grantors under this Agreement shall terminate upon final payment in full in cash of the Obligations and the termination of the Commitments under the Credit Agreement. Upon such termination (other than as a result of the sale of the Collateral) and at the written request of the relevant Grantor or its successors or assigns, and at the cost and expense of such Grantor or its successors or assigns, the Documentation Agent shall execute in a timely manner such instruments, documents or agreements as are necessary or desirable to terminate the Documentation Agent's security interest in the Collateral and deliver any and all Collateral held by the Documentation Agent (including, but not limited to, any Instruments, Certificated Securities, Chattel Paper, letters of credit, Pledged Notes, Pledged Stock and stock powers), subject to any disposition made by the Documentation Agent pursuant to this Agreement.

                  (b) Notwithstanding anything in this Agreement to the contrary, the Grantors may, to the extent permitted by the Credit Agreement, sell, assign, transfer or otherwise dispose of any Collateral. In addition, the Collateral shall be subject to release from time to time (with the Collateral referred to in the immediately preceding sentence, the "Released Collateral") in accordance with Section 17.2 of the Credit Agreement. The Liens under this Agreement shall terminate with respect to the Released Collateral upon such sale, transfer, assignment, disposition or release, and, upon the request of the relevant Grantor, the Documentation Agent shall execute and deliver such instruments or documents as may be necessary to release the Liens granted hereunder, provided, however, that (a) the Documentation Agent shall not be required to execute any such documents on terms which, in its opinion, would expose it Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens on (or obligations of any Grantor in respect of) all interests retained by the Grantor, including without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Collateral unless and until applied strictly in accordance with the Credit Documents.

                  8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AGENT AND LENDER (BY ITS ACCEPTANCE OF THE BENEFITS HEREOF) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                                    HEXCEL CORPORATION
                                                    HEXCEL INTERNATIONAL
                                                    HEXCEL OMEGA CORPORATION
                                                    HEXCEL BETA CORP.
                                                    CLARK-SCHWEBEL HOLDING CORP.
                                                    CLARK-SCHWEBEL CORPORATION
                                                    CS TECH-FAB HOLDING, INC.


                                                    By:
                                                    Title:



                                                    CITIBANK, N.A.
                                                      as Documentation Agent


                                                     By:
                                                     Title:

                                                                      Schedule 1



                         NOTICE ADDRESSES OF GUARANTORS


c/o Hexcel Corporation
Two Stamford Plaza
281 Tresser Boulevard
Stamford, Connecticut 06901
Attention: Treasurer
Fax: 208/358-3993

                                                                      Schedule 2


                          DESCRIPTION OF PLEDGED STOCK


A.  Stock Pledged by Hexcel Corporation
--------------------------------------------- --------------------- ----------------------------- ------------------

                   Issuer                        Class of Stock        Stock Certificate No.        No. of Shares
--------------------------------------------- --------------------- ----------------------------- ------------------
Hexcel Pottsville Corporation                        Common                      1                       100
Hexcel Beta Corp.                                    Common                      1                      3,000
Hexcel International                                 Common                      2                       100
Clark-Schwebel Holding Corp.                         Common                      1                      1,000


B.  Stock Pledged by Hexcel International
------------------------------------------------------------------------------------------------- ------------------

                   Issuer                        Class of Stock        Stock Certificate No.        No. of Shares
--------------------------------------------- --------------------- ----------------------------- ------------------
Hexcel Omega Corporation                             Common                      1                      1,000


C.  Stock Pledged by Clark-Schwebel Holding Corp.
------------------------------------------------------------------------------------------------- ------------------

                   Issuer                        Class of Stock        Stock Certificate No.        No. of Shares
--------------------------------------------- --------------------- ----------------------------- ------------------
Hexcel CS Corporation                                Common                      1                      1,000
--------------------------------------------- --------------------- ----------------------------- ------------------


D.  Stock Pledged by Hexcel CS Corporation
------------------------------------------------------------------------------------------------- ------------------

                   Issuer                        Class of Stock        Stock Certificate No.        No. of Shares
--------------------------------------------- --------------------- ----------------------------- ------------------

CS Tech-Fab Holding, Inc.                            Common                      1                      1,000
--------------------------------------------- --------------------- ----------------------------- ------------------

                                                                      Schedule 3


                               INTERCOMPANY NOTES


         1. Promissory Note, dated September 15, 1998, in the principal amount of US$44,400,000, issued by Clark-Schwebel Holding Corp. and payable to Hexcel Corporation.

         2. Promissory Note, dated September 15, 1998, in the principal amount of US$400,475,952, issued by Hexcel CS Corporation (to be renamed Clark-Schwebel Corporation) and payable to Hexcel Corporation.

         3. Promissory Note, dated September 15, 1998, in the principal amount of US$4,200,000, issued by CS Tech-Fab Holding, Inc. and payable to Hexcel Corporation.

                                                                      Schedule 4


            JURISDICTIONS OF ORGANIZATION AND CHIEF EXECUTIVE OFFICES


                                                  Jurisdiction of                     Location of Chief
                 Grantor                            Organization                       Executive Office
------------------------------------------ -------------------------------- ----------------------------------------
Hexcel Corporation                         Delaware                         Two Stamford Plaza
                                                                            281 Tresser Boulevard
                                                                            Stamford, CT  06901

Hexcel International                       California                       5794 West Las Positas Blvd.
                                                                            Pleasanton, CA  94588

Hexcel Omega Corporation                   California                       5794 West Las Positas Blvd.
                                                                            Pleasanton, CA  94588

Hexcel Beta Corp.                          Delaware                         5794 West Las Positas Blvd.
                                                                            Pleasanton, CA  94588

Clark-Schwebel Holding Corp.               Delaware                         Two Stamford Plaza
                                                                            281 Tresser Boulevard
                                                                            Stamford, CT  06901

Clark-Schwebel Corporation                 Delaware                         2200 South Murray Avenue
                                                                            Anderson, SC  29624

CS Tech-Fab Holding, Inc.                  Delaware                         2200 South Murray Avenue
                                                                            Anderson, SC  29624
------------------------------------------ -------------------------------- ----------------------------------------

                                                                      Schedule 5


                      LOCATIONS OF INVENTORY AND EQUIPMENT



                         Grantor                                                   Locations
----------------------------------------------------------- --------------------------------------------------------
Hexcel Corporation                                          See attached Exhibit 1 to this Schedule 5.
Hexcel International                                        None.
Hexcel Omega Corporation                                    None.
Hexcel Beta Corp.                                           None.
Clark-Schwebel Holding Corp                                 None.
Clark-Schwebel Corporation                                  See attached Exhibit 1 to this Schedule 5.
CS Tech-Fab Holding, Inc.                                   None.
----------------------------------------------------------- --------------------------------------------------------

                                                                      Schedule 6

                                FILINGS REQUIRED
                          TO PERFECT SECURITY INTERESTS


                         Uniform Commercial Code Filings

Name                                                        Jurisdictions
----------------------------------------------------------- --------------------------------------------------------
Hexcel Corporation                                          AL SOS
                                                            AZ SOS
                                                            CA SOS
                                                            CT SOS
                                                            DE SOS
                                                            GA - Fulton County, White County, Wilkes County
                                                            MA SOS / Northborough Town
                                                            NC SOS / Iredell County
                                                            OH  SOS /  Fairfield County
                                                            PA   SOS  / Chester County, Schuylkill County
                                                            SC SOS
                                                            TX SOS
                                                            UT SOS
                                                            VA SOS / Fairfax County
                                                            WA SOS

Clark-Schwebel Corporation                                  CA SOS
                                                            CT SOS
                                                            DE SOS
                                                            GA -  White  County, Wilkes County
                                                            MA SOS / Northborough Town
                                                            NC   SOS / Iredell County
                                                            SC SOS
                                                            TX SOS

Clark-Schwebel Holding Corp.                                CT SOS
                                                            DE SOS
                                                            SC SOS

CS Tech-Fab Holding, Inc.                                   CT SOS
                                                            DE SOS
                                                            SC SOS

Hexcel Beta Corp.                                           CA SOS
                                                            CT SOS
                                                            DE SOS

Hexcel International                                        CA SOS
                                                            CT SOS

Hexcel Omega Corporation                                    CA SOS
                                                            CT SOS
----------------------------------------------------------- --------------------------------------------------------

                          ACKNOWLEDGMENT AND CONSENT1/


         The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Collateral Agreement dated as of March 7, 2000 (the "Agreement"), made by the Grantors parties thereto for the benefit of Citibank, N.A., as Documentation Agent. The undersigned agrees for the benefit of the Documentation Agent and the Lenders (and their affiliates and subsidiaries which hold Obligations) as follows:

         1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Documentation Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

         3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

                                                     [NAME OF ISSUER]


                                                     By:
                                                     Name:
                                                     Title:


                                                     Address for Notices:





                                                     Fax:

                                                                      Annex 1 to
                                                            Collateral Agreement



                  ASSUMPTION AGREEMENT, dated as of ________________, 2000, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of CITIBANK, N.A., as Documentation Agent (in such capacity, the "Documentation Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                              W I T N E S S E T H :


                  WHEREAS, Hexcel Corporation (the "Company") and certain of its Subsidiaries (together with the Company, the "Borrowers"), the Lenders, the Documentation Agent and Credit Suisse First Boston, as Administrative Agent, have entered into a Second Amended and Restated Credit Agreement, dated as of September 15, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Company and certain of its Affiliates (other than the Additional Grantor) have entered into the Amended and Restated Collateral Agreement, dated as of March 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement") in favor of the Documentation Agent;

                    WHEREAS,   the  Credit  Agreement  requires  the  Additional
Grantor to become a party to the Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Collateral Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                     [ADDITIONAL GRANTOR]


                                                     By:
                                                     Name:
                                                     Title:

                                                                    Annex 1-A to
                                                           Assumption Agreement

                            Supplement to Schedule 1




                            Supplement to Schedule 2



                            Supplement to Schedule 3

                    AMENDED AND RESTATED COLLATERAL AGREEMENT


                                     made by


                               HEXCEL CORPORATION


                         and certain of its Subsidiaries


                                   in favor of


                                 CITIBANK, N.A.,
                             as Documentation Agent



                            Dated as of March 7, 2000

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.  DEFINED TERMS.........................................................................................2
         1.1  Definitions.........................................................................................2
         1.2  Other Definitional Provisions.......................................................................3

SECTION 2.  GUARANTEE.............................................................................................3
         2.1  Guarantee...........................................................................................3
         2.2  Right of Contribution...............................................................................4
         2.3  No Subrogation......................................................................................4
         2.4  Amendments, etc. with Respect to the Obligations....................................................5
         2.5  Guarantee Absolute and Unconditional................................................................5
         2.6  Reinstatement.......................................................................................6
         2.7  Payments............................................................................................6

SECTION 3.  GRANT OF SECURITY INTEREST............................................................................6

SECTION 4.  REPRESENTATIONS AND WARRANTIES........................................................................7
         4.1  Title; No Other Liens...............................................................................7
         4.2  Perfected First Priority Liens......................................................................8
         4.3  Chief Executive Office..............................................................................8
         4.4  Inventory and Equipment.............................................................................8
         4.5  Investment Property.................................................................................8
         4.6  Receivables.........................................................................................9

SECTION 5.  COVENANTS.............................................................................................9
         5.1  Delivery of Instruments, Certificated Securities and Chattel Paper..................................9
         5.2  Maintenance of Insurance............................................................................9
         5.3  Payment of Obligations.............................................................................10
         5.4  Maintenance of Perfected Security Interest; Further Documentation..................................10
         5.5  Changes in Locations, Name, etc....................................................................11
         5.6  Notices............................................................................................11
         5.7  Investment Property................................................................................11
         5.8  Receivables........................................................................................12

SECTION 6.  REMEDIAL PROVISIONS..................................................................................13
         6.1  Certain Matters Relating to Receivables............................................................13
         6.2  Communications with Obligors; Grantors Remain Liable...............................................13
         6.3  Pledged Stock......................................................................................14
         6.4  Proceeds to be Turned Over To Documentation Agent..................................................15
         6.5  Application of Proceeds............................................................................15
         6.6  Code and Other Remedies............................................................................15
         6.7  Registration Rights................................................................................16
         6.8  Waiver; Deficiency.................................................................................17
         6.9  Notice to Grantor of Sale..........................................................................17
         6.10  Other Sales.......................................................................................18

SECTION 7.  THE DOCUMENTATION AGENT..............................................................................18
         7.1  Documentation Agent's Appointment as Attorney-in-Fact, etc.........................................18
         7.2  Duty of Documentation Agent........................................................................19
         7.3  Authority of Documentation Agent...................................................................20

SECTION 8.  MISCELLANEOUS........................................................................................20
         8.1  Amendments in Writing..............................................................................20
         8.2  Notices............................................................................................20
         8.3  No Waiver by Course of Conduct; Cumulative Remedies................................................20
         8.4  Enforcement Expenses; Indemnification..............................................................21
         8.5  Successors and Assigns.............................................................................21
         8.6  Set-Off............................................................................................21
         8.7  Counterparts.......................................................................................22
         8.8  Severability.......................................................................................22
         8.9  Section Headings...................................................................................22
         8.10  Integration.......................................................................................22
         8.11  GOVERNING LAW.....................................................................................22
         8.12  Submission To Jurisdiction; Waivers...............................................................23
         8.13  Acknowledgements..................................................................................23
         8.14  Additional Grantors...............................................................................23
         8.15  Termination of this Security Agreement; Release of Collateral.....................................24
         8.16  WAIVER OF JURY TRIAL..............................................................................24

SCHEDULES
Schedule 1        Notice Addresses
Schedule 2        Pledged Stock
Schedule 3        Intercompany Notes
Schedule 4        Jurisdictions of Organization and Chief Executive Offices
Schedule 5        Inventory and Equipment Locations
Schedule 6        Perfection Matters




1/ This consent is necessary only with respect to any Issuer which is not also a Grantor. This consent may be modified or eliminated with respect to any Issuer that is not controlled by a Grantor. If a consent is required, its execution and delivery should be included among the conditions to the initial borrowing specified in the Credit Agreement.